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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 19, 2002



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)




          Maryland                    000-21193               95-4582157
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

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Item 5.   Other Events.

     See press release dated February 19, 2002 entitled "Sunterra Announces Appointment of New CEO for its European Subsidiary and New President for Sunterra Financial Services" attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.        Description                                Page No.
          -----------        -----------                                -------

             99        Press release dated February 19, 2002                3
                       entitled "Sunterra Announces Appointment of New CEO for its European Subsidiary and New President for Sunterra Financial Services"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: February 20, 2002              By:  /s/ Nicholas J. Benson
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                                         Nicholas J. Benson
                                         President and Chief Executive Officer

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